GENERAL MUNICIPAL BOND FUND, INC.
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on the General Municipal Bond Fund, Inc. for its annual reporting period ended February 28, 1998. Your Fund produced a total return, including share price changes and dividend income generated, of 8.52%,* and an annualized tax-free distribution rate per share of 5.14%.**
The Economy
    The economy grew at a 3.8% rate in 1997, the strongest performance since 1988. So far, the slowdown anticipated from the Asian financial crisis last fall has not materialized. The trade deficit reached a nine-year high last year, a result of the strong U.S. economy rather than any reduction in exports. It is widely anticipated that the slowdown in economic activity in Asia will cause our trade deficit to widen further this year, which could act as a drag on economic growth. There could be positive effects from such a domestic slowdown since it might help control inflation if U.S. manufacturers are unable to raise prices in the face of declining demand for exports. Also, it might further stay the hand of the Federal Reserve Board (the "Fed") from raising interest rates since production cutbacks could cool the robust labor market and dampen potentially inflationary wage increases. It is worth noting that January 1998 marked the first month since October 1996 that industrial production failed to rise. While a one-month statistic is not a trend, it is a possible indication of a developing Asian effect on our economy.
    Inflation at the consumer level remained comfortably below 2% over the past 12 months. Producer price inflation was nonexistent over the same period, a continuation of the trend of falling wholesale prices that was established at the beginning of last year. Sharp gains in worker productivity have so far easily exceeded increases in wages and hours worked, thus negating the inflationary consequences of rising labor costs. However, we may be nearing an inflection point when productivity gains become outpaced by compensation demands, at which time unit labor costs begin to rise. The potential inflationary effects of increasing labor costs have been of particular concern to Fed Chairman Alan Greenspan. Meanwhile, growth in new jobs continued strong over the reporting period and the unemployment rate remained near its 25-year low.
    There are a few extremely preliminary indications that the economy may be cooling. Consumer borrowing slowed last year, increasing just 4.7%, compared to rises of 6.9% and 14.2% in 1996 and 1995. This could be a reaction of consumers burdened with heavy debt loads who had the financial ability to operate their personal budgets on a less leveraged basis. Furthermore, a reluctance to borrow may become a reluctance to spend, and that could slow the economy. Consumers play a key role in determining the course of economic activity since their spending accounts for two-thirds of national output. The modest growth of retail sales since mid-1997 suggests some retrenching on the part of consumers. Yet consumer confidence has remained high as measured by the University of Michigan's index of consumer sentiment. Benign inflation, plentiful jobs, and robust economic growth have been powerful forces contributing to consumer optimism.
    The expectation that the Asian economic and financial crisis will lessen our economic growth rate and, in consequence, further suppress inflation, has kept the Fed from increasing interest rates. The last increase in short-term rates came in March 1997 when the Federal Open Market Committee (the FOMC, the policy-making arm of the Fed) hiked the Federal Funds rate by one-quarter of a percent to 5.5%. (The Federal Funds rate is the rate of interest that banks charge one another for overnight loans.) Low interest rates (longer term interest rates have been in decline for almost a year) have provided a strong fundamental underpinning for interest-sensitive sectors of the economy such as housing. The housing market is an important component of the total eco nomy and new housing starts have been vigorous, particularly over the second half of 1997.

    To tighten monetary policy, or not, seems to depend upon the degree to which the Asian slowdown carries over to the United States. In recent testimony to Congress, Fed Chairman Greenspan expressed concern that the economy appeared to be in a delicate balance between two strong forces: potential inflation from a robust and mature domestic economy and potential recession from the Asian effect. We continue to monitor developments that could lead the Fed to change its current steady-as-you-go monetary policy. Market Environment
    The market environment for bonds has been very constructive. During the last six months, yields on long-term, high-grade, tax-exempt bonds have declined by almost one-third of a percentage point. During this same time U.S. Treasury bond yields fell a bit more. Certainly, it has been the uncertain impact of the Asian financial crisis which has kept the Fed from pushing rates higher despite strong domestic economic data. Spurred by this drop in rates, the issuance of new municipal securities surged during the last several months. In fact, the volume of new issuance last year rose 20% over the previous year, marking 1997 as one of the most prolific years of issuance in history. So far, 1998 is on track to eclipse last year's pace. Through the first two months of the year, municipal new issue volume is at its highest year-to-date total ever. The relatively minor correction to lower prices in recent weeks is reflective of the supply build-up.
    At this time, we believe that it is still too early to draw any conclusions in terms of how much the Asian crisis will impact the U.S. economy. Until a clearer picture emerges from Asia, we believe investors will continue to find fixed income investments attractive. The still strong and expanding economy would normally be a cause for concern for inflation watchers. However, as previously stated, it is believed that the Fed will refrain from taking any interest rate actions that could exacerbate the Asian situation. While the most recent economic and employment data has been indicative of a strengthening economy, inflation remains quiescent.
    The fixed-income markets are now in the middle of what has historically been a time of year when prices weaken. March and April are generally large debt issuance months in all markets. Based on past experience, it is expected that bonds will lose some ground. However, for the reasons cited, we believe that the current environment supports an outlook for steady monetary policy and well-anchored interest rates. As long as inflation remains low and the pace of demand cools somewhat this spring, we feel that any setback in bonds should not be prolonged, and should be reversed.
Portfolio Overview
    As discussed in previous communications to shareholders, the Fund strives to maximize tax-exempt income consistent with the preservation of capital. The Fund seeks to own securities that bear the best characteristics and potential for performance maximization in both up and down markets. Because the underlying characteristics of municipal bonds are static (coupon, maturity, time until optional call, and quality rating), the portfolio manager needs to make adjustments in response to a number of dynamic factors that can affect performance, such as anticipated interest rate moves.
    Looking back over the past year, our early defensive positioning of the Fund was, in hindsight, a hindrance to performance. The strength displayed by the economy during the first half of the year did not persist, nor did it cause inflation to accelerate. Late in the year, when it was becoming apparent that the economy, and perhaps inflation as well, might be accelerating too fast, the Asian crisis was already intensifying. The Fed's hands were tied. In view of this, the Fund's duration was extended, which has positively impacted performance.
    Looking forward, our focus will continue to be to own the optimal securities meeting our investment criteria. The large slate of new issues scheduled for sale over the next several weeks makes us cautious near-term. However, as long as the economic data doesn't surprise negatively, this could prove to be a good buying opportunity. The market has not made any significant moves in recent weeks. It is likely that this condition could persist until a clearer picture of the Asian impact emerges.
                              Sincerely,

                      [Richard J. Moynihan signature logo]

                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
                              The Dreyfus Corporation
March 18, 1998
New York, N.Y.
* Total return includes reinvestment of dividends and any capital gains paid.
**Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the net asset value per share at the end of the period, adjusted for any capital gain distributions. Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.

GENERAL MUNICIPAL BOND FUND, INC.                           FEBRUARY 28, 1998
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN GENERAL MUNICIPAL BOND FUND, INC.
AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX

$22,351
General Municipal
Bond Fund, Inc.
Dollars
$22,004
Lehman Brothers
Municipal Bond Index*
*Source: Lehman Brothers
Average Annual Total Returns

                        One Year Ended               Five Years Ended              Ten Years Ended
                      February 28, 1998             February 28, 1998             February 28, 1998
                     ____________________          ____________________      __________________________
                            8.52%                         5.53%                         8.38%
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in General Municipal Bond
Fund, Inc. on 2/29/88 to a $10,000 investment made in the Lehman Brothers
Municipal Bond Index on that date. All dividends and capital gain distributions are reinvested.
The Fund invests primarily in municipal securities and its performance shown in the line graph takes into account fees and expenses. Unlike the Fund, the
Lehman Brothers Municipal Bond Index is an unmanaged total return performance benchmark for the long-term, investment-grade tax exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall. The Index does not take into account charges, fees and other expenses, which can contribute to the Index potentially outperforming the Fund. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the
Financial Highlights section of the Prospectus and elsewhere in this report.

GENERAL MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS                                                                    FEBRUARY 28, 1998
                                                                                                   Principal
Long-Term Municipal Investments-95.5%                                                                Amount          Value
                                                                                                 _____________  _____________
Alabama-2.7%
Alabama Industrial Development Authority, SWDR (Pine City Fiber Co.)
  6.45%, 12/1/2023..........................................................                     $  12,000,000  $  13,105,680
Courtland Industrial Development Authority, SWDR
  (Champion International Corp. Project) 6.375%, 3/1/2029...................                         4,000,000      4,277,800
California-5.6%
California Pollution Control Financing Authority, PCR, Refunding
  (San Diego Gas and Electric Co.) 5.90%, 6/1/2014 (Insured; MBIA)..........                         9,715,000     10,934,524
California Public Works Board, Lease Revenue, Refunding
  (University of California Projects) 5.50%, 6/1/2010.......................                         6,415,000      6,954,117
Los Angeles County Metropolitan Transportation Authority, Sales Tax Revenue,
  Refunding 6%, 7/1/2026 (Insured; MBIA)....................................                         3,900,000      4,219,488
Monterey County, COP, (Natividad Medical Center)
  4.75%, 8/1/2025 (Insured; MBIA)...........................................                         5,000,000      4,721,750
San Joaquin Hills Transportation Corridor Agency, Toll Road Revenue,
Refunding
  Zero Coupon, 1/15/2032 (Insured; MBIA)....................................                        53,690,000      9,153,071
Colorado-12.3%
Colorado Housing Finance Authority, Single Family Program 7.55%, 8/1/2023...                         2,855,000      3,030,326
Denver City and County:
  Airport System Revenue:
    7.25%, 11/15/2012.......................................................                         4,065,000      4,556,499
    7.25%, 11/15/2012 (Prerefunded 11/15/2002) (a)..........................                         1,035,000      1,190,291
    8.25%, 11/15/2012.......................................................                         4,125,000      4,582,339
    7.75%, 11/15/2021.......................................................                         5,365,000      6,008,746
    7.75%, 11/15/2021 (Prerefunded 11/15/2001) (a)..........................                         1,395,000      1,594,569
    7.25%, 11/15/2023.......................................................                         3,985,000      4,465,033
    7.25%, 11/15/2023 (Prerefunded 11/15/2002) (a)..........................                         1,200,000      1,380,048
    8.00%, 11/15/2025.......................................................                         3,890,000      4,314,282
    8.00%, 11/15/2025 (Prerefunded 11/15/2001) (a)..........................                         1,360,000      1,542,757
    Refunding 5.50% (Series D) 11/15/2025 (Insured; MBIA) (b)...............                        12,000,000     12,381,480
    Refunding 5.50% (Series E) 11/15/2025 (Insured; MBIA)...................                        17,825,000     18,510,371
  Special Facilities Airport Revenue (United Airlines Project) 6.875%, 10/1/2032                     9,235,000     10,144,647
Lakewood, MFHR, Mortgage 6.70%, 10/1/2036 (Insured; FHA)....................                         5,000,000      5,365,250
Connecticut-1.0%
Connecticut Housing Finance Authority, Refunding (Housing Mortgage Finance
Program)
  6%, 11/15/2027............................................................                         6,000,000      6,264,600
Florida-4.4%
Florida State Board of Education 4.50%, 6/1/2027............................                         5,000,000      4,539,150
Palm Beach County, Solid Waste IDR (Osceola Power Ltd. Partnership)
  6.95%, 1/1/2022 (c).......................................................                         3,000,000      2,310,000
Pinellas County Housing Facilities Authority, SFMR (Multi-County Program)
  6.70%, 2/1/2028 (Insured; FHA)............................................                         5,920,000      6,337,952
Polk County Industrial Development Authority, IDR 7.525%, 1/1/2015..........                        13,840,000     14,996,194

GENERAL MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                     FEBRUARY 28, 1998
                                                                                                  Principal
Long-Term Municipal Investments (continued)                                                         Amount          Value
                                                                                                 _____________  _____________
Georgia-2.0%
Fulton County School District, Refunding 6.375%, 5/1/2016...................                    $    5,900,000  $   6,938,813
Macon-Bibb County Industrial Authority, Industrial Revenue (Weyerhaeuser Co.
Project)
  9%, 10/1/2007.............................................................                         1,000,000      1,348,840
Monroe County Development Authority, PCR, Refunding
  (Oglethorpe Power Corp., Scherer Project) 6.75%, 1/1/2010.................                         4,000,000      4,708,040
Hawaii-1.6%
Hawaii Department of Budget and Finance, Electric Power and Light Revenue
  (Hawaiian Electric Company Project) 5.65%, 10/1/2027 (Insured; MBIA)......                         9,750,000     10,219,657
Idaho-.6%
Idaho Housing Agency, Housing Revenue (Blue Meadows Project)
  7.20%, 7/1/2033 (Insured; FHA)............................................                         3,500,000      3,676,085
Illinois-6.0%
Chicago, Gas Supply Revenue (People's Gas Light and Coke Co. Project)
  8.10%, 5/1/2020...........................................................                         3,000,000      3,285,690
Chicago-Midway Airport, Port, Airport and Marina Revenue
  5.50%, 1/1/2029 (Insured; MBIA)...........................................                         4,145,000      4,278,013
Chicago-O'Hare International Airport, Special Facility Revenue
  (United Airlines Inc. Project):
    8.40%, 5/1/2018.........................................................                         2,750,000      2,945,387
    8.50%, 5/1/2018.........................................................                         2,500,000      2,740,500
    8.85%, 5/1/2018.........................................................                         6,200,000      7,041,092
Illinois Development Finance Authority, Health Hospital and Nursing Home
Revenue:
  8.75%, 3/1/2010...........................................................                            15,000         15,837
  8.75%, 3/1/2010 (Prerefunded 3/1/1999) (a)................................                         1,674,000      1,787,983
Illinois Health Facilities Authority, Health Hospital and Nursing Home
Revenue:
  (Beverly Farm Foundation) 9.125%, 12/15/2015 (Prerefunded 12/15/2000) (a).                         2,000,000      2,322,520
  (Residential Centers Inc.) 8.50%, 8/15/2016...............................                         5,715,000      6,383,769
Village of Romeoville 8.375%, 1/1/2010......................................                         7,495,000      8,365,319
Indiana-1.1%
Fishers, Economic Development Revenue, First Mortgage (United Student Funds
Inc.)
  8.375%, 9/1/2014..........................................................                         2,000,000      2,068,480
Indiana State Development Finance Authority Revenue, Refunding
  (Inland Steel Facilities) 5.75%, 10/1/2011................................                         5,000,000      5,277,900
Iowa-.6%
Iowa Finance Authority, Single Family Mortgage 6.10%, 1/1/2028..............                         4,000,000      4,197,080
Kentucky-4.8%
Kenton County Airport Board, Airport Revenue
  (Special Facilities-Delta Airlines Project):
    7.50%, 2/1/2012.........................................................                        11,550,000     12,920,408
    7.125%, 2/1/2021........................................................                         4,630,000      5,089,574

GENERAL MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                             FEBRUARY 28, 1998
                                                                                                  Principal
Long-Term Municipal Investments (continued)                                                         Amount          Value
                                                                                                 _____________  _____________
Kentucky (continued)
City of Mount Sterling, Revenue (Kentucky League of Cities Funding Trust
Lease
  Program) 6.10%, 3/1/2018..................................................                    $    5,500,000  $   6,125,735
Pendleton County, Multi-County Lease Revenue (Kentucky Association of
Counties
  Leasing Trust Program) 6.40%, 3/1/2019....................................                         6,000,000      6,922,140
Louisiana-1.8%
Louisiana Public Facilities Authority, HR
  (Louisiana Association of Independent Colleges and Universities Facilities
Loan Program)
  7%, 12/1/2017 (Prerefunded 12/1/2002) (a).................................                         6,195,000      7,044,830
Parish of Saint James, SWDR (Freeport-McMoRan Partnership Project)
  7.70%, 10/1/2022..........................................................                         4,140,000      4,513,469
Maine-1.2%
Maine Finance Authority, SWDR (Boise Cascade Corp. Project) 7.90%, 6/1/2015.                         6,900,000      7,447,446
Maryland-1.9%
Maryland Community Development Administration, Department of Housing and
  Community Development (Single Family Program) 6.55%, 4/1/2026.............                         9,970,000     10,688,538
Montgomery County Housing Opportunities Commission, MFMR 7.375%, 7/1/2032...                         1,405,000      1,465,373
Massachusetts-1.4%
Massachusetts Health and Educational Facilities Authority, Revenue
  (New England Deaconess Hospital Issue) 7.20%, 4/1/2022 (Prerefunded 4/1/2001) (a)                  5,070,000      5,618,625
Massachusetts Port Authority, Special Project Revenue (Harborside Hyatt
Project)
  10%, 3/1/2026.............................................................                         3,000,000      3,385,170
Michigan-5.7%
Michigan Hospital Finance Authority, HR, Refunding (Genesys Health System):
  8.10%, 10/1/2013..........................................................                         2,000,000      2,382,160
  8.125%, 10/1/2021.........................................................                         4,910,000      5,895,290
  7.50%, 10/1/2027..........................................................                         8,000,000      9,185,040
Michigan Strategic Fund, SWDR, Refunding (Genesee Power Station Project)
  7.50%, 1/1/2021...........................................................                         7,000,000      7,622,930
Romulus Economic Development Corp., Economic Development Revenue, Refunding
  (HIR Limited Partnership Project)
  7%, 11/1/2015 (Surety Bond; ITT Lyndon Property Co. Inc.).................                         5,000,000      5,426,450
Wayne Charter County, Special Airport Facilities Revenue, Refunding
  (Northwest Airlines Inc.) 6.75%, 12/1/2015................................                         5,620,000      6,200,883
Mississippi-.8%
Clairborne County, PCR, Refunding (System Energy Resources Inc.)
  7.30%, 5/1/2025...........................................................                         5,000,000      5,302,250
New Hampshire-2.0%
New Hampshire Higher Educational and Health Facilities Authority, Revenue
  (Crotched Mountain Rehabilitation Center) 7.75%, 1/1/2020 (Prerefunded 1/1/2000) (a)               2,200,000      2,391,576
New Hampshire Housing Finance Authority, Single Family Residential Mortgage:
  7.75%, 7/1/2023...........................................................                         6,060,000      6,481,534
  7.70%, 7/1/2029...........................................................                         3,990,000      4,197,201

GENERAL MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                               FEBRUARY 28, 1998
                                                                                                  Principal
Long-Term Municipal Investments (continued)                                                         Amount          Value
                                                                                                 _____________  _____________
New Mexico-1.2%
Farmington, PCR, Refunding (Public Service Company of San Juan Project)
  6.375%, 4/1/2022..........................................................                    $    6,925,000  $   7,558,153
New York-7.0%
New York State Dormitory Authority, Revenue:
  (Mount Sinai School of Medicine) 5.15%, 7/1/2024 (Insured; MBIA)..........                         4,000,000      4,072,920
  (State University Educational Facilities) 7.50%, 5/15/2013................                         2,500,000      3,188,075
New York State Local Government Assistance Corp., Sales Tax Revenue,
  Refunding 5.25%, 4/1/2016 (Insured; AMBAC)................................                         6,410,000      6,684,733
New York State Urban Development Corp., Lease Revenue, Refunding
  (Correctional Capital Facilities) 5.25%, 1/1/2014 (Insured; FSA)..........                         6,925,000      7,259,685
Triborough Bridge and Tunnel Authority, Revenues, General Purpose, Refunding:
  5.50%, 1/1/2017 (Insured; MBIA)...........................................                        10,000,000     10,668,200
  5.50%, 1/1/2017...........................................................                        12,500,000     13,351,125
North Carolina-2.8%
Charlotte North Carolina Special Facilities Airport and Marina Revenue
  (Charlotte-Douglas International Airport) 5.60%, 7/1/2027 (d).............                         5,230,000      5,199,718
Columbus County Industrial Facilities, PCR, Financing Authority
  (International Paper Co. Project) 5.85%, 12/1/2020........................                         5,000,000      5,279,200
North Carolina Eastern Municipal Power Agency, Power System Revenue,
Refunding:
  6.125%, 1/1/2009..........................................................                         5,000,000      5,439,850
  5.875% 1/1/2013...........................................................                         2,250,000      2,318,085
North Dakota-1.2%
North Dakota Housing Finance Agency, SFMR:
  7.30%, 7/1/2024...........................................................                         3,640,000      3,847,662
  7.75%, 7/1/2024 (Insured; MBIA)...........................................                         3,885,000      4,144,518
Ohio-1.8%
Cleveland, Parking Facilities Improvement Revenue
  8.10%, 9/15/2022 (Prerefunded 9/15/2002) (a)..............................                         2,300,000      2,708,618
Ohio State Water Development Authority, Pollution Control Facilities Revenue,
  Refunding (Cleveland Electric) 6.10%, 8/1/2020............................                         8,500,000      8,935,370
Oklahoma-4.8%
McGee Creek Authority, Water Revenue 6%, 1/1/2013 (Insured; MBIA)...........                         6,025,000      6,813,371
Trustees of the Tulsa Municipal Airport Trust, Revenue
  (American Airlines Inc. Project):
    7.375%, 12/1/2020 (Guaranteed; AMR Corp.)...............................                         9,850,000     10,742,804
    7.60%, 12/1/2030........................................................                        12,000,000     13,266,960
Pennsylvania-1.1%
Lehigh County General Purpose Authority, Revenue (Wiley House)
  9.50%, 11/1/2016..........................................................                         3,500,000      3,847,480
Montgomery County Higher Education and Health Authority, Revenue
  (Northwestern Corp.) 8.50%, 6/1/2016......................................                         3,000,000      3,219,390

GENERAL MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                           FEBRUARY 28, 1998
                                                                                                  Principal
Long-Term Municipal Investments (continued)                                                         Amount          Value
                                                                                                 _____________  _____________
Rhode Island-1.2%
Rhode Island Housing and Mortgage Finance Corp.:
  (Homeownership E-1) 7.55%, 10/1/2022......................................                    $    4,305,000  $   4,587,882
  (Rental Housing Program) 7.95%, 10/1/2020.................................                         3,195,000      3,374,303
South Carolina-1.4%
Piedmont Municipal Power Agency, Electric Revenue, Refunding
  6.55%, 1/1/2016...........................................................                         9,100,000      9,111,284
Tennessee-.2%
Shelby County Health Educational & Housing Facilities Board, MFHR
  (Cameron Kirby) 6%, 7/1/2028..............................................                         1,000,000      1,030,620
Texas-9.2%
Alliance Airport Authority Inc., Special Facilities Revenue
  (American Airlines Inc. Project) 7%, 12/1/2011 (Guaranteed; AMR Corp.)....                        10,000,000     11,938,400
Arlington Independent School District
  4.50%, 2/15/2020 (Guaranteed; Permanent School Fund)......................                         4,570,000      4,193,158
Bell County Health Facilities Development Corp., Revenue
  (Southern Healthcare-Southview) 10.50%, 3/1/2020 (Prerefunded 3/1/2000) (a)                        2,855,000      3,261,381
Dallas-Fort Worth International Airport Facility Improvement Corp., Revenue
  (Delta Airlines Inc.):
    7.625%, 11/1/2021.......................................................                         2,200,000      2,448,732
    7.125%, 11/1/2026.......................................................                         5,000,000      5,388,950
Dickens County, Lease Obligation (Jail and Detention Facility Project)
  8.875%, 4/1/2005..........................................................                         3,950,000      4,040,218
Gulf Coast Waste Disposal Authority, SWDR (Champion International Corp.
Project)
  7.25%, 4/1/2017...........................................................                         4,735,000      5,194,721
Harlandale Independent School District
  4.50%, 2/15/2023 (Guaranteed; Permanent School Fund) (d)..................                        10,685,000      9,677,511
Houston, Airport System Revenue (Continental Airlines Project):
  6.125% (Series B) 7/15/2027...............................................                         1,000,000      1,047,880
  6.125% (Series C) 7/15/2027...............................................                         5,000,000      5,239,400
Montgomery County Health Facilities Development Corp., Hospital Mortgage
Revenue
  (Woodlands Medical Center Project) 8.85%, 8/15/2014 (Prerefunded 8/15/1999) (a)                    6,520,000      7,088,805
Utah-.7%
Carbon County, SWDR, Refunding (Sunnyside Cogeneration Project) 9.25%, 7/1/2018 (c)                  8,000,000      4,801,600
Washington-3.1%
Chelan County Public Utility District Number 001, Consolidated Revenue
  (Chelan Hydroelectric) 7.50%, 7/1/2011....................................                         5,655,000      6,913,294
Washington Public Power Supply System, Revenue, Refunding
  (Nuclear Project Number 3) 7.125%, 7/1/2016 (Insured; MBIA)...............                        10,425,000     12,918,660
Wyoming-.8%
Wyoming Community Development Authority, Housing Revenue 6.25%, 6/1/2027....                         5,000,000      5,264,350

GENERAL MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                             FEBRUARY 28, 1998
                                                                                                   Principal
Long-Term Municipal Investments (continued)                                                          Amount          Value
                                                                                                 _____________  _____________
U.S. Related-1.5%
Puerto Rico Commonwealth Infrastructure, Special Financing Authority
  5%, 7/1/2028 (Insured; AMBAC).............................................                    $    9,645,000  $   9,452,486
                                                                                                                _____________
TOTAL LONG-TERM MUNICIPAL INVESTMENTS
  (cost $576,418,040).......................................................                                     $616,308,143
                                                                                                                =============
Short-Term Municipal Investments-4.5%
Arizona-1.5%
Pinal County Industrial Development Authority,
  PCR, VRDN (Magma Copper/Newmont Mining Corp.)
    3.70% (LOC; National Westminster Bank) (e,f)............................                     $  10,000,000  $  10,000,000
California-1.6%
Irvine Ranch Water District, Refunding, VRDN
  3.55% (LOC; Sumitomo Bank) (e,f)..........................................                        10,100,000     10,100,000
Florida-1.4%
Jacksonville, PCR, Refunding, VRDN (Florida Power and Light Co. Project) 3.55% (e)                   9,000,000      9,000,000
                                                                                                                _____________
TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
  (cost $29,100,000)........................................................                                    $  29,100,000
                                                                                                                =============
TOTAL INVESTMENTS-100.0%
  (cost $605,518,040).......................................................                                     $645,408,143
                                                                                                                =============



GENERAL MUNICIPAL BOND FUND, INC.

Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation      MBIA    Municipal Bond Investors Assurance
COP           Certificate of Participation                                    Insurance Corporation
FHA           Federal Housing Administration                     MFHR    Multi-Family Housing Revenue
FSA           Financial Security Assurance                       MFMR    Multi-Family Mortgage Revenue
HR            Hospital Revenue                                   PCR     Pollution Control Revenue
IDR           Industrial Development Revenue                     SFMR    Single-Family Mortgage Revenue
LOC           Letter of Credit                                   SWDR    Solid Waste Disposal Revenue
                                                                 VRDN    Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)


Fitch (g)              or          Moody's             or         Standard & Poor's          Percentage of Value
_______                            ________                       _________________           ___________________
AAA                                Aaa                            AAA                               25.9%
AA                                 Aa                             AA                                14.5
A                                  A                              A                                  6.2
BBB                                Baa                            BBB                               31.9
BB                                 Ba                             BB                                 4.3
F1                                 Mig1                           SP1                                4.5
Not Rated (h)                      Not Rated (h)                  Not Rated (h)                     12.7
                                                                                                   _______
                                                                                                   100.0%
                                                                                                   =======
Notes to Statement of Investments:
    (a)  Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (b)  Held in segregated account as collateral for delayed-delivery security.
    (c)  Non-income accruing security.
    (d)  Purchased on a delayed-delivery basis.
    (e)  Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (f)  Secured by letter of credit.
    (g)  Fitch currently provides creditworthiness information for a limited number of investments.
    (h)  Securities which, while not rated by Fitch, Moody's and Standard &
         Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.
    (i)  At February 28, 1998, the Fund had $207,260,266 (31.7% of net assets)
         invested in securities whose payment of principal and interest is dependent upon revenues generated from transportation projects.
SEE NOTES TO FINANCIAL STATEMENTS.


GENERAL MUNICIPAL BOND FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                       FEBRUARY 28, 1998
                                                                                                     Cost           Value
                                                                                                _____________    ____________
ASSETS:                          Investments in securities-See Statement of Investments          $605,518,040     $645,408,143
                                 Cash.......................................                                         4,792,840
                                 Interest receivable........................                                         9,689,609
                                 Receivable for investment securities sold..                                         9,070,308
                                 Receivable for shares of Common Stock subscribed                                      112,000
                                 Prepaid expenses...........................                                            19,653
                                                                                                                 _____________
                                                                                                                   669,092,553
                                                                                                                 _____________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                         342,865
                                 Due to Distributor.........................                                            37,939
                                 Payable for investment securities purchased                                        14,974,457
                                 Payable for shares of Common Stock redeemed                                            34,279
                                 Accrued expenses...........................                                           187,682
                                                                                                                 _____________
                                                                                                                    15,577,222
                                                                                                                 _____________
NET ASSETS..................................................................                                      $653,515,331
                                                                                                                 =============
REPRESENTED BY:                  Paid-in capital............................                                      $605,597,591
                                 Accumulated undistributed investment income-net.....                                   91,141
                                 Accumulated net realized gain (loss) on investments                                 7,936,496
                                 Accumulated net unrealized appreciation (depreciation)
                                    on investments-Note 4(b)....................                                    39,890,103
                                                                                                                 _____________
NET ASSETS..................................................................                                      $653,515,331
                                                                                                                 =============
SHARES OUTSTANDING
(150 MILLION SHARES OF $.01 PAR VALUE COMMON STOCK AUTHORIZED)..............                                        43,705,768
NET ASSET VALUE, offering and redemption price per share -Note 3(d).........                                            $14.95
                                                                                                                       =======
SEE NOTES TO FINANCIAL STATEMENTS.


GENERAL MUNICIPAL BOND FUND, INC.
STATEMENT OF OPERATIONS                                                             YEAR ENDED FEBRUARY 28, 1998
INVESTMENT INCOME
INCOME                           Interest Income............................                                       $42,853,035
EXPENSES:                        Management fee-Note 3(a)...................                   $  3,860,541
                                 Shareholder servicing costs-Note 3(b)......                      1,915,821
                                 Registration fees..........................                         91,324
                                 Custodian fees.............................                         64,642
                                 Professional fees..........................                         63,414
                                 Directors' fees and expenses-Note 3(c).....                         48,961
                                 Prospectus and shareholders' reports-Note 3(b)                      34,688
                                 Loan commitment fees-Note 2................                          9,619
                                 Interest expense-Note 2....................                          6,733
                                 Miscellaneous..............................                         34,785
                                                                                               ____________
                                     Total Expenses.........................                                         6,130,528
                                                                                                                  ____________
INVESTMENT INCOME-NET.......................................................                                        36,722,507
                                                                                                                  ____________
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments....                    $11,281,088
                                 Net realized gain (loss) on financial futures                     (432,462)
                                                                                               ____________
                                     Net Realized Gain (Loss)...............                                        10,848,626
                                 Net unrealized appreciation (depreciation) on investments                          11,450,416
                                                                                                                  ____________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                        22,299,042
                                                                                                                  ____________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                       $59,021,549
                                                                                                                  ============
SEE NOTES TO FINANCIAL STATEMENTS.


GENERAL MUNICIPAL BOND FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                                   Year Ended          Year Ended
                                                                               February 28, 1998   February 28, 1997
                                                                               _________________   _________________
OPERATIONS:
  Investment income-net..................................................        $    36,722,507     $    42,819,625
  Net realized gain (loss) on investments................................             10,848,626            (738,739)
  Net unrealized appreciation (depreciation) on investments..............             11,450,416          (7,523,574)
                                                                                  ______________      ______________
    Net Increase (Decrease) in Net Assets Resulting from Operations......             59,021,549          34,557,312
                                                                                  ______________      ______________
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net..................................................            (36,631,366)        (42,819,625)
  Net realized gain on investments.......................................               (837,108)        (14,473,553)
                                                                                  ______________      ______________
    Total Dividends......................................................            (37,468,474)        (57,293,178)
                                                                                  ______________      ______________
CAPITAL STOCK TRANSACTIONS:
  Net proceeds from shares sold..........................................          1,796,646,098       2,667,841,855
  Dividends reinvested...................................................             25,404,886          40,371,255
  Cost of shares redeemed................................................         (1,880,181,758)     (2,862,540,890)
                                                                                  ______________      ______________
    Increase (Decrease) in Net Assets from Capital Stock Transactions....            (58,130,774)       (154,327,780)
                                                                                  ______________      ______________
      Total Increase (Decrease) in Net Assets............................            (36,577,699)       (177,063,646)
NET ASSETS:
  Beginning of Period....................................................            690,093,030         867,156,676
                                                                                  ______________      ______________
  End of Period..........................................................         $  653,515,331      $  690,093,030
                                                                                  ==============      ==============
UNDISTRIBUTED INVESTMENT INCOME-NET......................................        $        91,141          ----
                                                                                  ______________      ______________
                                                                                         Shares          Shares
                                                                                  ______________      ______________
CAPITAL SHARE TRANSACTIONS:
  Shares sold............................................................            123,506,929         183,985,040
  Shares issued for dividends reinvested.................................              1,727,793           2,780,020
  Shares redeemed........................................................           (129,007,469)       (197,113,727)
                                                                                  ______________      ______________
    Net Increase (Decrease) in Shares Outstanding........................             (3,772,747)        (10,348,667)
                                                                                  ==============      ==============
SEE NOTES TO FINANCIAL STATEMENTS.


GENERAL MUNICIPAL BOND FUND, INC.
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of
Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.
                                                                             Fiscal Year Ended February,
                                                               ______________________________________________________
PER SHARE DATA:                                                 1998        1997        1996        1995        1994
                                                               ______      ______      ______      ______      ______
    Net asset value, beginning of period.........              $14.53      $15.00      $14.45      $15.46      $15.74
                                                               ______      ______      ______      ______      ______
    Investment Operations:
    Investment income-net........................                 .77         .78         .82         .86         .90
    Net realized and unrealized gain (loss)
      on investments.............................                 .44        (.21)        .57        (.89)       (.04)
                                                               ______      ______      ______      ______      ______
    Total from Investment Operations.............                1.21         .57        1.39        (.03)        .86
                                                               ______      ______      ______      ______      ______
    Distributions:
    Dividends from investment income-net.........                (.77)       (.78)       (.82)       (.86)       (.91)
    Dividends from net realized gain on investments              (.02)       (.26)       (.02)       (.12)       (.23)
    Dividends in excess of net realized gain
      on investments.............................                   -           -           -         .00*          -
                                                               ______      ______      ______      ______      ______
    Total Distributions..........................                (.79)      (1.04)       (.84)       (.98)      (1.14)
                                                               ______      ______      ______      ______      ______
    Net asset value, end of period...............              $14.95      $14.53      $15.00      $14.45      $15.46
                                                               ======      ======      ======      ======      ======
TOTAL INVESTMENT RETURN..........................                8.52%       4.04%        9.79%       .07%       5.50%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......                 .87%        .88%        .88%        .87%        .82%
    Ratio of net investment income
      to average net assets......................                5.23%       5.40%       5.50%       5.99%       5.71%
    Decrease reflected in above expense ratios due to
      undertakings by the Manager................                   -           -           -           -         .03%
    Portfolio Turnover Rate......................               91.37%     115.62%     114.78%      67.87%      59.19%
    Net Assets, end of period (000's Omitted)....            $653,515    $690,093    $867,157    $934,277  $1,240,815
*  Amount represents less than $.01 per share.
SEE NOTES TO FINANCIAL STATEMENTS.

GENERAL MUNICIPAL BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    General Municipal Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund's investment objective is to maximize current income exempt from Federal income tax to the extent consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold to the public without a sales load.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

GENERAL MUNICIPAL BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOTE 2-BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings.
    The average daily amount of borrowings outstanding during the period ended February 28, 1998 was approximately $106,800, with a related weighted average annualized interest rate of 6.30%.
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses, exceed 11\2% of the value of the Fund's average daily net assets, the Fund may deduct from payments to be made to the Manager, or the Manager will bear such excess expense. During the period ended February 28, 1998, there was no expense reimbursement pursuant to the Agreement.
    (b) Under a Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the Fund (a) reimburses the Distributor for payments to certain Service Agents (a securities dealer, financial institution or other industry professional) for distributing the Fund's shares and servicing shareholder accounts ("Servicing") and (b) pays the Manager, Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, and any affiliate of either of them (collectively, "Dreyfus") for advertising and marketing relating to the Fund and for Servicing, at an aggregate annual rate of .20 of 1% of the value of the Fund's average daily net assets. Both the Distributor and Dreyfus may pay one or more Service Agents a fee in respect of the Fund's shares owned by shareholders with whom the Service Agent has a Servicing relationship or for whom the Service Agent is the dealer or holder of record. Both the Distributor and Dreyfus determine the amounts, if any, to be paid to Service Agents under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred. The Plan also separately provides for the Fund to bear the costs of preparing, printing and distributing certain of the Fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the value of the Fund's average daily net assets for any full fiscal year. During the period ended February 28, 1998, the Fund was charged $1,415,623 pursuant to the Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended February 28, 1998, the Fund was charged $308,064 pursuant to the transfer agency agreement.
    (c) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
    (d) Effective May 12, 1997, a .10% redemption fee is charged and retained by the Fund on certain redemptions of Fund shares (including redemptions through use of the Fund Exchanges service) where the shares being redeemed were issued subsequent to a specified effective date and the redemption or exchange occurs less than fifteen days following the date of issuance. During the period ended February 28, 1998, the redemption fees amounted to $198,677.

GENERAL MUNICIPAL BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOTE 4-SECURITIES TRANSACTIONS:
    (a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 1998, amounted to $595,434,993 and $674,910,280, respectively.
    The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At February 28, 1998, there were no financial futures contracts outstanding.
    (b) At February 28, 1998, accumulated net unrealized appreciation on investments was $39,890,103, consisting of $44,470,084 gross unrealized appreciation and $4,579,981 gross unrealized depreciation.
    At February 28, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


GENERAL MUNICIPAL BOND FUND, INC.
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
Shareholders and Board of Directors
General Municipal Bond Fund, Inc.
    We have audited the accompanying statement of assets and liabilities of General Municipal Bond Fund, Inc., including the statement of investments, as of February 28, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of February 28, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of General Municipal Bond Fund, Inc. at February 28, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                  [ERNST & YOUNG LLP signature logo]

New York, New York
March 31, 1998
IMPORTANT TAX INFORMATION (UNAUDITED)
    In accordance with Federal tax law, the Fund hereby designates all the dividends paid from investment income-net during its fiscal year ended February 28, 1998 as "exempt-interest dividends" (not generally subject to regular Federal income tax).
    As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 1998 calendar year on Form 1099-DIV which will be mailed by January 31, 1999.



Registration Mark
[Dreyfus lion "d" logo]
GENERAL MUNICIPAL BOND FUND, INC.
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940










Printed in U.S.A.                            106AR982
Registration Mark
[Dreyfus logo]
General Municipal
Bond Fund, Inc.
Annual Report
February 28, 1998